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                                                                   Exhibit 10.18

                           METRETEK TECHNOLOGIES, INC.

             SUMMARY SHEET OF COMPENSATION OF NON-EMPLOYEE DIRECTORS
                           (EFFECTIVE JANUARY 1, 2006)

Retainer:                  $3,000 per month, in cash

Stock Options upon Initial
Election:                  5,000 shares

Annual Stock Options:      Number equals the Annual Retainer (currently $36,000)
                           divided by the Exercise Price

Terms of Stock Options:    Exercise price = closing sale price of Common Stock
                           on date of grant Non-qualified stock options (NQSOs), immediate vesting, 10 year term